14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SCP Pool Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCP POOL CORPORATION

109 Northpark Boulevard, Suite 400
Covington, Louisiana 70433-5001

April 4, 2003

Dear Stockholder:

        You are cordially invited to attend the 2003 annual meeting of stockholders of SCP Pool Corporation to be held at 109 Northpark Boulevard, Suite 400, Covington, Louisiana, on Tuesday, May 6, 2003, at 9:00 a.m., local time.

        At this year’s meeting, you will vote on the election of the directors and the ratification of Ernst & Young LLP’s appointment as independent auditors, and you will also consider and act upon such other matters as may properly come before the meeting.

        Whether or not you expect to attend the meeting, it is very important that your shares are represented and it would therefore be helpful if you would return your signed and dated proxy in the envelope provided or use telephone or Internet voting. This will ensure that your vote is counted.

Sincerely,

Wilson B. Sexton Chairman of the Board

SCP POOL CORPORATION

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of SCP Pool Corporation:

        The annual meeting of stockholders of SCP Pool Corporation (the “Company”) will be held at the Company’s principal executive offices at 109 Northpark Boulevard, Suite 400, Covington, Louisiana, on Tuesday, May 6, 2003, at 9:00 a.m., local time, for the following purposes:

1.	To elect seven persons to serve as directors on the Board of Directors for a one-year term or until their successors have been elected and qualified;

2.	To ratify the retention of Ernst & Young LLP, certified public accountants, as the Company’s independent auditors for the 2003 fiscal year; and

3.	To act upon such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

        The Board of Directors has set March 11, 2003 as the record date for the meeting. This means that only record owners of the Company’s Common Stock at the close of business on that date are entitled to notice of, and to vote at, the annual meeting.

By Order of the Board of Directors,

Craig K. Hubbard, Secretary

Covington, Louisiana
April 4, 2003

WE URGE EACH STOCKHOLDER TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD OR TO USE TELEPHONE OR INTERNET VOTING. SEE “VOTING PROCEDURES” FOR INFORMATION ABOUT VOTING BY TELEPHONE OR INTERNET.

SCP POOL CORPORATION

109 Northpark Boulevard, Suite 400
Covington, Louisiana 70433-5001

PROXY STATEMENT

        We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of SCP Pool Corporation (the “Company”) for use at the 2003 annual meeting of our stockholders to be held on May 6, 2003, at 9:00 a.m., local time at 109 Northpark Boulevard, Suite 400, Covington, Louisiana (the “Meeting”).

Voting Procedures

        Only holders of record of the Company’s common stock, $0.001 par value per share (“Common Stock”), at the close of business on March 11, 2003 are entitled to notice of and to vote at the Meeting. On that date, we had outstanding 23,527,411 shares of Common Stock, each of which is entitled to one vote.

        The holders of a majority of the shares of Common Stock issued and outstanding, present in person or represented by proxy, will constitute a quorum at the Meeting. If a quorum is present, directors will be elected by a plurality vote and the ratification of the retention of the independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Meeting.

        Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the meeting or other matters incident to the conduct of the meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

        Abstentions will be treated as present both for purposes of determining a quorum and with respect to each proposal other than the election of directors. If brokers do not receive instructions from beneficial owners as to the granting or withholding of proxies, and may not or do not exercise discretionary power to grant a proxy with respect to such shares (a “broker non-vote”), then shares not voted on such proposal, other than the election of directors, as a result will be counted as not present and not cast with respect to such proposal. Accordingly, abstentions will have no effect on the election of directors, but will have the effect of a vote against the other proposals, and broker non-votes will have no effect on the election of directors, or the other proposals.

        If you come to the meeting, you can, of course, vote in person. But, if you don’t come to the meeting, your shares can be voted only if you have returned a properly executed proxy or followed the telephone or Internet voting instructions described on the proxy card and other enclosures. Stockholders who hold their shares through a bank or broker must either provide voting instructions to the bank or broker or obtain a proxy from such record holder of their shares and may also vote by telephone or the Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. If you execute and return your proxy but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. You can revoke your authorization at any time before the shares are voted at the meeting by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which you vote in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Unless otherwise marked, properly executed proxies in the form of the accompanying proxy card will be voted in favor of the election of each of the nominees and the ratification of the independent auditors.

        This Proxy Statement is first being mailed to stockholders on or about April 4, 2003. The cost of soliciting proxies hereunder will be borne by the Company. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting materials to their principals and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse them for their expenses in so acting. Certain employees of the Company, who will receive no additional compensation for their services, may also solicit proxies by telephone, fax or e-mail.

ELECTION OF DIRECTORS
(Item 1)

General

        The Company’s Restated By-laws provide that the size of the Board shall be fixed from time to time by resolution of the Board and vacancies on the Board may be filled by the remaining directors. The Board size is currently fixed at seven directors.

        At the Meeting, seven directors are to be elected to one-year terms, each to hold office until his successor is elected and qualified. Unless authority to vote for the election of directors is withheld by appropriate designation on the proxy, the proxies solicited hereby will be voted FOR the election of each nominee. If any nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board. The Board has no reason to believe that any nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve. Under the Company’s Restated By-laws, directors are elected by plurality vote.

        On November 12, 2002, Frank St. Romain advised the Company that he would not stand for election to the Board at the Meeting. Mr. St. Romain served as the Company’s President and Chief Executive Officer from December 1993 to January 1999, and has been a director since 1993.

Information about the Company’s Directors and Nominees

        The following information sets forth, as of February 28, 2003, certain information about the Company’s directors and nominees all of whom have been nominated for election to the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

WILSON B. SEXTON	Director since 1993
Covington, Louisiana	Age 66

Mr. Sexton has been the Chairman of the Board and a director of the Company and its principal operating subsidiary since 1993. From May 2001 to the present, Mr. Sexton has remained employed by the Company primarily in the area of investor relations. From January 1999 to May 2001, Mr. Sexton also served as Chief Executive Officer of the Company.

ANDREW W. CODE	Director since 1993
Chicago, Illinois	Age 44

Mr. Code has been a general partner of CHS Management Limited Partnership (“CHS Management”) and a general partner of Code, Hennessy & Simmons Limited Partnership (“CHS”) since August 1988. Mr. Code also serves as a director for Globe Manufacturing, Inc.

Chairman of the Compensation Committee and Chairman of the Stock Option Committee of the Board of Directors of the Company.

JAMES J. GAFFNEY	Director since 1998
Los Angeles, California	Age 62

Mr. Gaffney has been Vice Chairman of the Board of Viking Pacific Holdings, Ltd. and Chairman of the Board of Vermont Investments, Ltd., a New Zealand-based conglomerate, and provides consulting services to GS Capital Partners II, L.P. (a private investment fund affiliated with Water Street Corporate Recovery Fund I, L.P. and Goldman, Sachs & Co.), and other affiliated investment funds, since 1997. From 1995 to 1997, Mr. Gaffney was the President and Chief Executive Officer of General Aquatics, Inc. Mr. Gaffney also serves as a director of Imperial Sugar Company, and Hexcel Incorporated.

Chairman of the Nominating and Corporate Governance Committee and member of the Audit Committee of the Board of Directors of the Company.

MANUEL J. PEREZ DE LA MESA	Director since 2001
Covington, Louisiana	Age 46

Mr. Perez de la Mesa has been Chief Executive Officer of the Company since May 2001 and has also been the President of the Company since February 1999. Mr. Perez de la Mesa served as Chief Operating Officer of the Company from February 1999 to May 2001. Prior to joining the Company, Mr. Perez de la Mesa served as Vice President, Distribution Operations for Watsco, Inc., a HVAC/R distribution company, from 1996 to January 1999.

ROBERT C. SLEDD	Director since 1996
Richmond, Virginia	Age 50

Mr. Sledd has served as Chairman of the Board of Directors of Performance Food Group Company (“PFG”) since February 1995 and has served as a director of that company since 1987. Mr. Sledd served as Chief Executive Officer of PFG from 1987 to 2001.

Member of the Audit Committee, the Compensation Committee, the Stock Option Committee and the Nominating and Corporate Governance Committee of the Board of Directors of the Company.

JOHN E. STOKELY	Director since 2000
Glen Allen, Virginia	Age 50

Mr. Stokely has served as President of JES, Inc., an investment and consulting firm, since August 1999. From January 1997 to August 1999, Mr. Stokely was the President, Chief Executive Officer and Chairman of the Board of Directors of Richfood Holdings, Inc., a food retailer and wholesale grocery distributor that merged with Supervalu, Inc. in August 1999. Mr. Stokely is also a director of PFG and Nash Finch Company.

Chairman of the Audit Committee and member of the Nominating and Corporate Governance Committee of the Board of Directors of the Company.

HARLAN F. SEYMOUR	Director Nominee
Glen Allen, Virginia	Age 53

Mr. Seymour has conducted personal investments and business advisory services through HFS LLC, of which he serves as sole executive officer, since March 31, 2001. Prior to that, he served as Executive Vice President-Corporate Strategy and Development for ENVOY Corporation from January 1, 1998 until March 31, 2001, also serving on that company’s Board of Directors from January 1998 to March 31, 1999. Mr. Seymour also serves as a director of Transaction Systems Architects, Inc.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the election of the nominees.

Information about Executive Officers

        The following information sets forth, as of February 28, 2003, certain information about the Company’s 2002 executive officers, all of whom are expected to remain in their current positions following the Meeting.

A. DAVID COOK	Age 47

Mr. Cook has served as Vice President of the Company since February 1997. From December 1993 until February 1997, he served as the Director of National Sales Development for the Company’s principal operating subsidiary.

CRAIG K. HUBBARD	Age 51

Mr. Hubbard has served as Chief Financial Officer, Treasurer and Secretary of the Company since February 1997. From December 1993 until February 1997, he served as Controller for the Company’s principal operating subsidiary.

DONALD L. MEYER	Age 47

Mr. Meyer has served as Assistant Secretary and Assistant Treasurer since February 2002, and as Controller since December 1997. Prior to that, he served as Assistant Controller from August 1995 until December 1997.

JOHN M. MURPHY	Age 42

Mr. Murphy has served as Vice President of the Company since February 1997. From December 1993 until February 1997, Mr. Murphy served as Director of Marketing for the Company’s principal operating subsidiary.

STEPHEN C. NELSON	Age 56

Mr. Nelson has served as Vice President of the Company since May 2002. He has also served as a General Manager since June 1998. From 1996 until 1998, Mr. Nelson was the Senior Business Consultant–Supply Chain Management for General Electric Information Services.

RICHARD P. POLIZZOTTO	Age 61

Mr. Polizzotto has served as Vice President of the Company since May 1995. He has also served as Vice President of the Company’s principal operating subsidiary since December 1993.

CHRISTOPHER W. WILSON	Age 48

Mr. Wilson has served as Vice President of the Company since May 2002. He has also served as a General Manager since March 1998. From 1976 until 1998, Mr. Wilson was the General Manager for Genuine Parts Company — Los Angeles, California.

Other Information About The Board Of Directors And Its Committees

        The Board of Directors met four times during 2002. During the last full fiscal year each director attended at least 75% of the total number of meetings of the Board, and 100% of the total number of meetings held by all committees of the Board on which he served.

        In 2002, each non-employee director was paid an annual retainer of $8,000, an attendance fee of $2,000 for each Board meeting attended and $500 for each committee meeting attended, except that the chairman of the audit committee receives an attendance fee of $1,000 for each committee meeting attended. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

        The Board determined that for the fiscal year 2003, each non-employee director will be paid an annual retainer of $8,000, an attendance fee of $2,000 for each Board meeting attended, $1,000 for each committee meeting attended, except that the committee chair will receive $2,000 per committee meeting attended, and an attendance fee of $500 for each scheduled telephone meeting.

        Under the SCP Pool Corporation 1996 Non-Employee Directors Equity Incentive Plan, as amended and restated (the “Director’s Plan”), upon election and each year thereafter, each non-employee director is granted an option to purchase 8,500 shares of Common Stock. Options granted pursuant to the Director’s Plan become exercisable after completion of one year of service as a director. The option price per share of Common Stock under the Director’s Plan is equal to 100% of the fair market value of the Common Stock at the date of grant. Each option granted under the Director’s Plan is exercisable for ten years after the date of grant. Non-employee directors may elect to receive additional shares of Common Stock under the Director’s Plan in lieu of the cash compensation otherwise due them.

        The Board presently has an audit committee, a compensation committee, a stock option committee (a sub-committee of the compensation committee) and a nominating and corporate governance committee described as follows:

        Audit Committee. The Audit Committee assists the Board in monitoring (1) management’s process for ensuring the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) management’s process for ensuring the compliance by the Company with legal and regulatory requirements. The Audit Committee’s specific responsibilities are set forth in its written charter, a copy of which is included as Appendix A. The Board of Directors has determined that each member of the Audit Committee meets the definition of an independent director as defined by the Nasdaq rules, and that Messrs. Stokely and Gaffney qualify as “financial experts” as defined by the Securities and Exchange Commission (“SEC”) and Nasdaq. The Audit Committee met four times during 2002.

        Compensation Committee. The Compensation Committee makes recommendations to the Board regarding the compensation of officers of the Company, the awards under the Company’s compensation and benefit plans and the Company’s compensation policies and practices. The Compensation Committee’s specific responsibilities are set forth in its written charter, a copy of which is included as Appendix B. The Compensation Committee met one time during 2002.

        Stock Option Committee. The Stock Option Committee acts as a sub-committee of the Compensation Committee. The Stock Option Committee develops and administers programs providing stock-based incentives and approves all stock or stock option grants, which are then ratified by the Board. The Stock Option Committee met one time during 2002. The Stock Option Committee will be dissolved immediately following the Meeting and all responsibilities of this sub-committee will revert to the Compensation Committee.

        Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee makes recommendations to the Board to fill director vacancies. Nominations for the election of directors may be made by the Board of Directors or the Nominating and Corporate Governance Committee. Stockholders may make a recommendation for a nominee by sending a letter to the Nominating and Corporate Governance Committee, or may make a nomination by complying with the notice procedures set forth in the Company’s Restated By-laws. The Nominating and Corporate Governance Committee met one time during 2002. The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, a copy of which is included as Appendix C.

PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of February 28, 2003, certain information regarding beneficial ownership of Common Stock by (i) each of the Named Executive Officers (as defined below in “Executive Compensation”), (ii) each director and nominee of the Company, (iii) all of the Company’s directors and executive officers as a group and (iv) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, all as in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Based on information furnished to the Company by such stockholders, unless otherwise indicated, all shares indicated as beneficially owned are held with sole voting and investment power.

	Number of		Percentage of
	Shares Beneficially		Outstanding
Name of Beneficial Owner	Owned (1)(2)		Common Stock

Wilson B. Sexton	547,506	(3)	2.33%
Andrew W. Code	244,850	(4)	1.04%
James J. Gaffney	35,250	(5)	*
Manuel J. Perez de la Mesa	155,400	(6)	*
Frank J. St. Romain	363,358	(7)	1.54%
Robert C. Sledd	202,217	(8)	*
John E. Stokely	26,905	(9)	*
Harlan F. Seymour	0		*
A. David Cook	77,246	(10)	*
John M. Murphy	103,670	(11)	*
Richard P. Polizzotto	142,501	(12)	*
Christopher W. Wilson	5,400		*
Wasatch Advisors, Inc.	2,442,982	(13)	10.39%
St. Denis J. Villere & Company	1,871,337	(14)	7.96%
T. Rowe Price	3,722,150	(15)	15.82%
TimesSquare Capital Management, Inc.	2,056,973	(16)	8.74%
All executive officers and directors as a group (15 persons)	2,002,953	(17)	8.51%

_________________

*	Less than one percent.
1.	Amounts include shares of Common Stock subject to options that are presently exercisable or exercisable within 60 days.
2.	Shares reflect the 3-for-2 split effected in September 2001.
3.

Includes 397,500 shares that may be acquired upon the exercise of presently exercisable options all of which are held by a trust for which Mr. Sexton serves as trustee for the benefit of his adult children.

4.

Includes (i) 59,123 shares that Mr. Code has the right to acquire upon the exercise of presently exercisable options, (ii) 86,699 shares held directly by a charitable foundation of which Mr. Code is a director, President and the sole member (although neither Mr. Code nor any members of his immediate family have a pecuniary interest in such shares), (iii) 3,037 shares held by Mr. Code as custodian for his minor children under the Uniform Gifts to Minors Act, and (iv) 5,991 shares held by Code, Hennessy & Simmons Limited Partnership, a partnership of which Mr. Code is a general partner.

5.	Includes 12,750 shares that Mr. Gaffney has the right to acquire upon the exercise of presently exercisable options.
6.	Includes 2,500 shares, which are held by Mr. Perez de la Mesa as custodian for his minor children under the Uniform Gifts to Minors Act.
7.	Includes 274,217 shares that Mr. St. Romain has the right to acquire upon the exercise of presently exercisable options.
8.

Amount includes 88,687 shares that Mr. Sledd has the right to acquire upon the exercise of presently exercisable options. Also includes 69,750 shares that are held in three trusts for the benefit of Mr. Sledd’s minor children, for which Mr. Sledd serves as the trustee.

9.	Includes 25,405 shares that Mr. Stokely has the right to acquire upon the exercise of presently exercisable options.
10.	Includes 36,562 shares that Mr. Cook has the right to acquire upon the exercise of presently exercisable options.

11.	Includes 14,062 shares that Mr. Murphy has the right to acquire upon the exercise of presently exercisable options.
12.	Includes 67,065 shares that Mr. Polizzotto has the right to acquire upon the exercise of presently exercisable options, and 15,000 shares beneficially owned by Mr. Polizzotto’s wife.
13.	Based upon such holder’s Schedule 13G/A filed with the SEC on February 14, 2003. The business address of such holder is 150 Social Hall Avenue, Salt Lake City, Utah 84111.
14.

Based upon such holder’s Schedule 13G filed with the SEC on February 10, 2003. St. Denis J. Villere & Company has shared power to vote or to direct the vote, and shared power to dispose or to direct the disposition of 1,761,438 of such shares. The business address of such holder is 210 Baronne Street, Suite 808, New Orleans, Louisiana 70112-1727.

15.

Based upon such holder’s Schedule 13G/A filed with the SEC on February 14, 2003. These securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Stock Fund, Inc., which holds sole voting power with respect to 1,578,550 shares), for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as an investment adviser with sole power to direct investments. Price Associates also holds sole voting power with respect to 1,228,675 of such shares. The business address of such holders is 100 E. Pratt Street, Baltimore, Maryland 21202. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

16.

Based upon such holder’s Schedule 13G filed with the SEC on February 3, 2003. All of the shares reported are owned by investment advisory clients of TimesSquare Capital Management, Inc. (“TimesSquare”). In its role as investment adviser, TimesSquare has voting and dispositive power with respect to these shares. As the ultimate parent company of TimesSquare, CIGNA may be deemed to beneficially own, and to share voting and dispositive power with respect to the 2,056,973 shares that may be deemed to be beneficially owned by TimesSquare. The business address of TimesSquare is Four Times Square, 25th Floor, New York, New York 10036 and the business address of CIGNA is One Liberty Place, Philadelphia, Pennsylvania 19192.

17.	Includes 1,065,882 shares that such persons have the right to receive upon the exercise of presently exercisable options.

_________________

EXECUTIVE COMPENSATION

        The following table sets forth all cash compensation and options granted for the three years ended December 31, 2002, to the Company’s Chief Executive Officer and each of its four other most highly compensated executive officers (collectively, the “Named Executive Officers”).

				Long-Term
				Compensation
		Annual Compensation		Awards
				No. of Shares
				Underlying
				Options	All Other
Name and Principal Position	Year	Salary	Bonus	Granted (1)	Compensation

Manuel J. Perez de la Mesa	2002	289,654	246,500	40,000	7,405	(2)
President and Chief Executive Officer	2001	270,096	206,250	112,500	9,037
	2000	250,000	250,000	180,000	6,418

A. David Cook	2002	169,769	133,450	15,000	7,405	(2)
Vice President	2001	159,615	120,000	22,500	9,037
	2000	140,000	140,000	28,125	11,625

John M. Murphy	2002	169,769	144,500	15,000	7,405	(2)
Vice President	2001	159,615	124,800	22,500	9,037
	2000	140,000	140,000	28,125	11,625

Richard P. Polizzotto	2002	142,838	94,237	12,000	7,051	(3)
Vice President	2001	135,881	103,360	13,500	8,812
	2000	129,800	105,000	16,875	11,378

Christopher W. Wilson	2002	146,994	135,828	6,000	6,540	(4)
Vice President	2001	139,852	120,000	9,000	7,649
	2000	132,155	100,000	11,250	10,046

_________________

1.	Fiscal 2000 shares have been adjusted for 3-for-2 stock splits in September 2001 and July 2000. Fiscal 2001 shares have been adjusted for a 3-for-2 stock split in September 2001.
2.

Consists of the following contributions: $1,619 life, health and long-term disability insurance premiums, $286 paid under the Company’s profit sharing program and $5,500 contributed under the Company’s 401(k) plan.

3.

Consists of the following contributions: $1,265 life, health and long-term disability insurance premiums, $286 paid under the Company’s profit sharing program and $5,500 contributed under the Company’s 401(k) plan.

4.

Consists of the following contributions: $754 life, health and long-term disability insurance premiums, $286 paid under the Company’s profit sharing program and $5,500 contributed under the Company’s 401(k) plan.

        The following table sets forth information with respect to the Named Executive Officers concerning options granted during 2002.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants (1)
	No. of		% of Total
	Shares		Options	($)		($)
	Underlying		Granted to	Exercise		Potential Realizable Value at
	Options		Employees	or Base	Expiration	Assumed Annual Rates of Stock
Name	Granted		In 2002	Price	Date	Price Appreciation for Option Term

						0%	5%	10%
Manuel J. Perez de la Mesa	40,000	(2)	10.16	27.81	2/7/12	—	700,182	1,776,522
A. David Cook	15,000	(3)	3.81	27.81	2/7/12	—	262,568	666,196
John M. Murphy	15,000	(3)	3.81	27.81	2/7/12	—	262,568	666,196
Richard P. Polizzotto	12,000	(3)	3.05	27.81	2/7/12	—	210,054	532,957
Christopher W. Wilson	6,000	(2)	1.52	27.81	2/7/12	—	105,027	266,478

_________________

1.	All options will vest immediately upon a change of control of the Company.
2.	Options fully vest February 7, 2007.
3.	Options vest in one-half increments on February 7, 2005 and February 7, 2007.

        The following table sets forth information with respect to the Named Executive Officers concerning option exercises during the fiscal year ended December 31, 2002 and unexercised options held as of December 31, 2002.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
AGGREGATE OPTION VALUES AS OF DECEMBER 31, 2002

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
			Options at Year End		Year End

	Shares	($)
	Acquired on	Value			($)	($)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Manuel J. Perez de la Mesa	27,000	705,795	—	431,500	—	7,380,910
A. David Cook	—	—	22,500	76,875	523,350	1,167,177
John M. Murphy	—	—	—	76,875	—	1,167,177
Richard P. Polizzotto	—	—	58,629	50,812	1,490,464	753,729
Christopher W. Wilson	—	—	—	44,812	—	817,321

Executive Employment Agreements

        In January 1999, the Company entered into an employment agreement with Manuel J. Perez de la Mesa, pursuant to which, the Company pays Mr. Perez de la Mesa an annual base salary currently set at $305,000, to be reviewed annually by the Board, and an annual bonus in an amount determined by the Compensation Committee based on achievement of certain specified goals and objectives. Pursuant to the employment agreement, Mr. Perez de la Mesa also receives an allowance of up to $700 per month for the lease of an automobile of his choice. Upon any termination of Mr. Perez de la Mesa’s employment by the Company other than for cause (as defined in the agreement), Mr. Perez de la Mesa is entitled to receive his base salary for a period of six months thereafter. The agreement also provides that Mr. Perez de la Mesa shall not compete with the Company for two years following the termination of his employment.

        The Company also has employment agreements with the other Named Executive Officers, similar in nature to Mr. Perez de la Mesa’s, except that upon termination by the Company other than for cause (as defined in the agreement), the severance pay is for a period of up to three months and the non-compete is for one year following termination, and providing for current base salaries of $180,000, $180,000, $150,000 and $154,000, for Messrs. Cook, Murphy, Polizzotto and Wilson, respectively.

Neither the Compensation Committee nor Audit Committee Reports set forth below shall be deemedincorporated by reference by any general statement incorporating by reference this Proxy Statement into anyfiling under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Companyspecifically incorporates this information by reference, and neither shall be deemed filed under such acts.

REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS OF SCP POOL CORPORATION
AND ITS STOCK OPTION SUB-COMMITTEE

        The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board regarding compensation and benefits of executive officers and key employees of the Company; and the Stock Option Committee develops and administers programs providing stock-based incentives (“the Committees”). After consideration of the Compensation Committee’s recommendations, the entire Board reviews and approves the salaries, bonuses and benefit programs for the Company’s executive officers, except that the Stock Option Committee approves all stock or stock option grants, which are then ratified by the Board.

Compensation Philosophy

        The compensation philosophy of the Company is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Company’s executive compensation program are as follows:

  to establish pay levels that are necessary to retain and attract highly qualified executives in light of the overall competitiveness of the market for high quality executive talent;
  to recognize superior individual performance, new responsibilities and new positions within the Company;
  to balance short-term and long-term compensation to complement the Company’s annual and long-term business objectives and strategy and encourage executive performance in furtherance of the fulfillment of those objectives;
  to provide variable compensation opportunities based on the Company’s performance;
  to encourage stock ownership by executives; and
  to align executive remuneration with the interests of the stockholders.

Compensation Program Components

        The Committees regularly review the Company’s executive compensation program to ensure that pay levels and incentive opportunities are competitive with similar positions in the regional market and reflect the performance of the Company. Each element of the compensation program for executive officers is further explained below.

Base Salary. The base salary levels for all executive officers are set based upon the officer’s level of responsibility, experience, past performance and the competitive market for executive talent.

Annual Incentive Bonus. The annual cash bonuses paid to the executive officers are paid according to formulas that are based almost entirely on objective performance criteria with a small component being discretionary. The objective performance measures used to calculate the bonus of Mr. Perez de la Mesa for 2002 were earnings per share, return on total assets, cash flow from operations and organizational development. The objective portion of the bonuses of the other executive officers was based upon earnings per share and various other performance measures pertinent to the officer’s area of responsibility. The Company utilizes annual bonuses to focus corporate behavior on the achievement of goals for growth, financial performance and other specific annual objectives.

Stock Options. The Committees believe that they can closely align executive interests with the longer term interests of stockholders by encouraging equity participation in the Company. The individual option grant levels for all of the executive officers for 2002 were based upon the officer’s level of responsibility.

Certain Tax Considerations

        Section 162(m) of the Internal Revenue Code limits the deductibility by the Company of annual compensation over $1.0 million paid to any of the Named Executive Officers, unless the compensation is “performance-based.” The Company’s policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible without limiting the Company’s ability to attract and retain qualified executives.

Summary

        After its review of all existing programs, the Committees believe that the total compensation program for executives of the Company is focused on increasing values for stockholders and enhancing corporate performance. The Committees currently believe that a significant portion of compensation of executive officers is properly tied to stock appreciation through stock options or stock ownership. The Committees believe that executive compensation levels at the Company are extremely competitive with the compensation programs provided by other corporations with which the Company competes for executive talent.

COMPENSATION COMMITTEE	STOCK OPTION COMMITTEE

Andrew W. Code, Chairman	Andrew W. Code, Chairman
Frank J. St. Romain	Robert C. Sledd
Robert C. Sledd

Compensation Committee Interlocks and Insider Participation

        During the last fiscal year, none of the members of the Compensation Committee were officers or employees of the Company or any of its subsidiaries. No executive officer of the Company served in the last fiscal year as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

        The Company is a party to the following transactions with members of Frank J. St. Romain’s family:

        Kenneth St. Romain is a general manager for the Company in the Central Division. In 2002, Kenneth St. Romain received approximately $203,600 in salary and bonus and the Company expects that his salary and bonus for 2003 will equal or exceed the amount paid in 2002. Kenneth St. Romain is the son of Frank J. St. Romain, who until January 1999 was President and Chief Executive Officer of the Company, and who served as a director of the Company since 1993. The compensation formula pursuant to which Kenneth St. Romain is paid is identical to that by which the Company’s other general managers are paid and includes a fixed salary and a bonus based on earnings per share, division profitability and various other performance measures pertinent to his area of responsibility. The actual amount of compensation paid to each general manager varies as a result of the application of the bonus formula as well as other objective factors.

        In March 1997, the Company entered into a lease agreement with Kenneth St. Romain with respect to a service center in Baton Rouge, Louisiana. In January 2002, the Company extended this lease for a second term of five years which commenced on March 1, 2002, and provides for rental payments of $10,137 per month for the 23,500 square foot facility.

        In May 2001, the Company entered into a lease agreement with Kenneth St. Romain with respect to a service center in Jackson, Mississippi. The seven year lease term commenced on November 16, 2001, and provides for rental payments of $8,337 per month for the 20,000 square foot facility.

        In February 2002, the Company’s Board of Directors determined that the Company would no longer enter into leases and other material transactions with related parties.

AUDIT COMMITTEE REPORT

        The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the Audit Committee has met and held discussions with management and the Company’s internal and independent auditors. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees.

        In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from the Company and management, including matters in the written disclosures provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

        The Audit Committee has discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee has met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the SEC. The Committee has also approved, subject to stockholder ratification, the selection of the Company’s independent auditors.

        Aggregate fees and costs billed to the Company by Ernst and Young LLP, the Company’s principal accountant, for the fiscal year ended December 31, 2002, were as follows for the referenced services:

Audit Fees. $240,000 for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2002 and for reviewing the financial statements included in the Company’s Form 10-Qs for the fiscal year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2002, Ernst and Young LLP provided no services and therefore billed no fees to the Company in connection with financial information systems design and implementation.

All Other Fees. $167,000, including audit related services of $47,000 and non-audit services of $120,000. Audit related services include fees for accounting consultations, benefit plan audits and business acquisitions. Non-audit services consist entirely of fees for tax services.

        The Audit Committee has considered the compatibility of the provision of services covered by the two preceding paragraphs with the maintenance of the principal accountant’s independence from the Company.

AUDIT COMMITTEE
John E. Stokely, Chairman
Robert C. Sledd
James J. Gaffney

PERFORMANCE GRAPH

        The graph below compares the total stockholder return on the Company’s Common Stock for the last five fiscal years with the total return on the Nasdaq US Index and the S&P SmallCap 600 Index for the same period, in each case assuming the investment of $100 on December 31, 1997 and the reinvestment of all dividends. The Company has chosen S&P SmallCap 600 Index for comparison because the Company does not believe that it can reasonably identify a peer group or a published industry or line-of-business index that contains companies in a similar line of business and because the S&P SmallCap 600 Index includes companies of similar capitalization to the Company.

Comparison of Cumulative Total Return
SCP Pool Corporation,
S&P SmallCap 600 Index, and Nasdaq US Index

	Total Return
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

SCP Pool Corporation	$100	$118	$202	$351	$481	$512
S&P SmallCap 600 Index	100	99	111	124	132	113
Nasdaq US Index	100	141	261	157	125	86

_________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In October 1999, the Company entered into a lease agreement with S&C Development, LLC with respect to a service center in Mandeville, Louisiana. The sole member of S&C Development, LLC is A. David Cook, an executive officer of the Company. The seven year lease term commenced on January 1, 2000, and provides for rental payments of $6,510 per month. In January 2002, the Company entered into a lease agreement with S&C Development, LLC with respect to additional warehouse space adjacent to the Mandeville service center. The five year lease term commenced on February 4, 2002, and provides for rental payments of $4,123 per month. The total $10,633 monthly lease payment is for both facilities consisting of 21,100 square feet.

        In January 2001, the Company entered into a lease agreement with S&C Development, LLC with respect to a service center in Oklahoma City, Oklahoma. The ten year lease term commenced on November 10, 2001, and provides for rental payments of $11,990 per month for the 25,000 square foot facility.

        In February 2002, the Board of Directors determined that the Company would no longer enter into leases and other material transactions with related parties.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons owning more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of ownership and changes in ownership of the Company’s Common Stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished, management believes that the directors, executive officers and greater than 10% stockholders timely complied with these requirements with the exception of the following reports that were inadvertently filed late: one Form 4 reporting one transaction by Manuel J. Perez de la Mesa; two Form 4‘s, each reporting one transaction by Frank J. St. Romain; and one Form 4 reporting one transaction by Andrew W. Code.

PROPOSAL TO RATIFY THE RETENTION OF INDEPENDENT AUDITORS
(Item 2)

        The Audit Committee has approved the retention of Ernst & Young LLP (“E&Y”) as the Company’s independent auditors for the fiscal year ending December 31, 2003 and recommends the ratification of such retention by the stockholders. If the stockholders do not ratify the selection of E&Y by the affirmative vote of a majority of the voting power present, in person or by proxy, at the Meeting, the Audit Committee will reconsider the selection.

        Representatives of E&Y are expected to be present at the Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.

        An affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for ratification of the retention of E&Y as the Company’s independent auditors.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the retention of E&Y as the Company’s independent auditors.

STOCKHOLDER PROPOSALS AND BOARD NOMINATIONS

        In order to be considered for inclusion in the proxy materials related to the Company’s 2004 annual meeting of stockholders, the Company must receive stockholder proposals no later than December 5, 2003. If such proposal is in compliance with all of the requirements of Rule 14a–8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders.

        The Company’s Restated By-laws also require that any stockholder who desires to nominate a director or present a proposal before the 2004 annual meeting must notify the Secretary of the Company no earlier than July 8, 2003 and no later than December 5, 2003

By Order of the Board of Directors,

Craig K. Hubbard, Secretary

Covington, Louisiana
April 4, 2003

APPENDIX A

SCP POOL CORPORATION

AUDIT COMMITTEE CHARTER

Adopted: February 11, 2003

Purpose

The Audit Committee assists the Board in monitoring (1) management’s process for ensuring the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) management’s process for ensuring the compliance by the Company with legal and regulatory requirements.

The Audit Committee prepares the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three (3) members. The Board shall appoint the members of the Audit Committee upon recommendation by the Nominating and Corporate Governance Committee. The Board may remove any Committee member from service for any reason in its discretion, including but not limited to a finding that the director is no longer independent. The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ, the United States securities laws, and the rules and regulations of the Commission. At least one (1) member of the Audit Committee shall be a financial expert as defined by the Commission and NASDAQ. Each member must be able to read and understand financial statements, including the Company’s balance sheet, income statement and cash flow statement at the time of their appointment.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1.	Financial Statement and Disclosure Matters

A.

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

B.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

C.

Quarterly and annually, discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

D.	Review and discuss the annual report from the independent auditor regarding:

(a)	All critical accounting policies and practices to be used;

(b)

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

E.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

F.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

G.

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

H.

Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 90 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

I.

Review disclosures made to the Audit Committee by the Company’s CEO and CFO, during their certification process for the Form 10-K and Form 10-Q, about any significant deficiencies in the design or operation of internal controls for financial reporting or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

J.	At least annually, review with management, legal counsel, and the director of internal audit the effectiveness of the Company’s disclosure controls and procedures.

K.

Review and approve the disclosures in each Form 10-K regarding management’s annual internal control report and the related attestation report prepared by the Company’s independent auditor, once the applicable rules become effective.

L.	Establish procedures for resolving disagreements between management and the independent auditor regarding financial reporting.

2.	Oversight of the Company’s Relationship with the Independent Auditor

A.	Annually, review and evaluate the lead partner of the independent auditor team.

B.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company, and (e) the independent auditor’s registration with the Public Company Accounting Oversight Board (once the Board begins accepting registrations). Review the annual written disclosure regarding the independent auditor’s independence required by Independence Standards Board Standard No. 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

C.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

D.	Require that the independent auditor review and discuss with the audit committee any matters with which they consulted their national office.

E.	Meet with the independent auditor in a timely manner to discuss the planning and staffing of the audit.

F.

Confirm that the Company’s CEO, CFO, CAO, Controller or equivalent officer, if formerly a partner of or employed by the independent auditor, did not participate in any capacity in the audit of the Company during the one year preceding the date of the initiation of the current audit.

3.	Oversight of the Company’s Internal Audit Function

A.	Review the appointment and replacement of the senior internal auditing executive, as needed.

B.	Quarterly, review the significant reports to management prepared by the internal auditing department and management’s responses.

C.

Annually, discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

4.	Compliance Oversight Responsibilities

A.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

B.

Obtain reports from management that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

C.

Establish written procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters, no later than as required by law or NASDAQ.

D.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

E.	Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

F.

Review and approve all “related party transactions” of the type that would be required to be disclosed in the Company’s annual proxy statement, regardless of size, and as may otherwise be required by NASDAQ.

G.

Prepare the Audit Committee Report required by the Commission to be included in the Company’s annual proxy statement and review the disclosure in the proxy statement regarding the independence of the Audit Committee members and the presence of a financial expert on the Audit Committee.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Management is also responsible for maintaining (i) an appropriate system of internal controls and procedures for financial reporting and (ii) an appropriate system of disclosure controls and procedures, in compliance with applicable law.

APPENDIX B

SCP POOL CORPORATION

COMPENSATION COMMITTEE CHARTER

Adopted: February 11, 2003

Purpose

        The Compensation Committee (the “Committee”) of the Board of Director reviews and makes recommendations to the Board regarding compensations and benefits of executive officers and key employees of the Company. The Committee shall prepare an annual report on executive compensation for inclusion in the Company’s Proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”).

Composition

        The Committee shall be composed of not less than three (3) independent Directors. Each member shall be an outside director, independent of management, consistent with applicable rules and regulations of the SEC. The Members of the Committee shall be elected annually at the meeting of the Board of Directors, immediately following the shareholders meeting or as necessary to fill vacancies in the interim. The Chairman is elected by the Board or by the majority vote of the members.

Specific Duties and Responsibilities

        The general responsibilities of the Committee are oversight of executive compensation for the President, and the Executive Officers and other key employees, communications with the full board, and communications with shareholders through the proxy statement.

Director Compensation and Equity-based Plans

        The Committee shall make recommendations to the Board with respect to the compensation of directors and incentive-compensation plans and equity-based plans for all employees.

Stock Plan Administration

        The Committee shall have full and final authority in connection with the administration of all plans of the Company under which common shares or other equity securities of the Company may be issued. In furtherance of the foregoing, the Committee shall, in its sole discretion, grant options and make awards of shares under the Company’s stock plans.

Chief Executive Officer (“CEO”) Compensation and Goals

        The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the CEO in past years.

Approval of CEO and Executive Officer Compensation

        The Committee shall annually review and approve for the CEO and the executive officers of the Company: (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreement/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

B-1

Delegation

        The Compensation Committee may form and delegate authority to subcommittees when appropriate, provided any action taken by a subcommittee is subsequently reported to the Committee and ratified. The Committee may also delegate to the CEO the authority to grant options and make awards of shares under the Company’s stock plans under conditions established by the Committee.

Engaging Consultants

        The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

Miscellaneous

        All other duties as delegated by the Board of Directors.

Charter

        The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Meetings

        The Committee shall have at least one (1) regularly scheduled meeting but will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or the CEO of the Company. The Corporate Secretary will maintain one set of all Committee minutes and presentations to be filed as Corporate record and will be provided a set of all Committee correspondence. All meetings of the Committee shall be held pursuant to the By-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

B-2

APPENDIX C

SCP POOL CORPORATION

NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER

Adopted: February 11, 2003

Organization and Member Qualifications

The nominating and corporate governance committee shall be comprised of at least three directors appointed by the Board, each of whom shall comply with the independence and other member qualification requirements of the Nasdaq Stock Market, Inc. and all legal requirements.

Committee Purpose and Authority

The nominating and corporate governance committee’s primary purpose is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of shareholders and recommending to the Board a set of corporate governance principles applicable to the Company. The committee shall recruit, screen, interview and select candidates for Board membership as necessary to fill vacancies or to meet the needs of the Board. The committee also provides assistance to the Board in the areas of committee member selection, evaluation of the overall effectiveness of the Board and committees of the Board, and review and consideration of corporate governance practices.

The committee shall have the sole authority to nominate candidates for Board membership, unless such authority belongs to a third party under the terms of the Company’s Articles of Incorporation, By-laws or any shareholder agreement that allocates the right to nominate directors to a third party.

Responsibilities

In meeting its responsibilities, the nominating committee will:

Nomination of Directors

•	Evaluate and identify:

•	nominees to fill vacancies on the Board that occur in between meetings of the shareholders; and

•	prior to each annual meeting of shareholders, a slate of nominees to be presented for shareholder approval at the annual meeting.

•	Consider nominees recommended by shareholders of record who comply with the shareholder nomination procedures established in the By-laws.

•	Evaluate the qualifications and performance of each incumbent director prior to the end of his or her term and determine whether to nominate him or her for re-election to the Board.

•	Review the Board’s committee structure no less than annually and recommend to the Board for its approval the directors to serve as members of each Board committee, keeping in mind the committee independence requirements of the Nasdaq Stock Market, Inc. and all legal requirements.

•	Evaluate no less than annually the appropriateness of the composition and size of the Board of Directors. In carrying out this responsibility, the committee shall consider:

•	the director independence requirements of the Nasdaq Stock Market, Inc. and all legal requirements;

C-1

•	the collective educational and business experience of the members of the Board;

•	the long-term interests of the Company’s shareholders; and

•	any other criteria deemed relevant by the committee.

•	Determine whether one at least one member of the Company’s audit committee is a “financial expert,” as that term is defined by the SEC in rulemaking under Section 407 of the Sarbanes-Oxley Act of 2002 and the Nasdaq Stock Market, Inc. If no member of the audit committee meets the “financial-expert” qualifications, the committee should identify one or more candidates for nomination who meet the qualifications, no later than may be required by such rulemaking.

Evaluations of the Board of Directors and Committees of the Board

•	Evaluate and make recommendations to the full Board regarding the number and accountability of committees of the Board.

•	No less than annually, solicit input from the full Board and conduct a review of the effectiveness of the operation of the Board and Board committees.

Corporate Governance

•	Develop and recommend to the full Board for its approval a set of corporate governance principles. Review the principles no less than annually for the purposes of:

•	determining whether the principles are being effectively adhered to and implemented;

•	ensuring that the principles are appropriate for the Company and comply with applicable laws, regulations, and Nasdaq listing standards; and

•	recommending any desirable changes in the principles to the full Board.

Director Orientation and Continuing Education

•	Develop (i) an orientation program for new directors, including meetings with senior management and visits to Company facilities and (ii) a director continuing education program that comply with the director education requirements of the Nasdaq Stock Market, Inc. and all legal requirements.

•	Monitor the continuing education needs of directors with respect to the Company’s business, financial statements, corporate governance policies and other appropriate subjects and recommend action to the Board, individual directors and management when appropriate.

Regulatory and Other Requirements

•	Monitor services unrelated to Board membership provided by non-employee directors to the Company and its subsidiaries.

•	Prior to publication, review and approve the “election of directors” section of the Company’s proxy statement.

•	Review the committee’s charter annually and recommend proposed changes to the Board if necessary or advisable.

•	Carry out such other duties and responsibilities as may be assigned to the committee from time to time by the Board and/or the Chairman of the Board.

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Process

The nominating and corporate governance committee shall meet at least once annually and more frequently if the committee deems it to be appropriate. The committee shall make regular reports of its activities to the Board. When discussing candidates for nomination, the committee shall meet in executive session.

The committee may delegate authority to one or more members when appropriate, provided that decisions made pursuant to such delegated authority shall be presented to the full committee at its next scheduled meeting.

The committee shall be empowered to retain independent legal counsel, accountants or other advisors, and the Company shall provide for appropriate funding for such advisors. The committee shall have the sole authority to retain and terminate any consulting firm used to identify director candidates.

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